UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—118.5%
Massachusetts—81.4%
$500,000	Auburn, MA GO1	5.125%	06/01/2020	$509,625
500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250	07/01/2027	526,240
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500	09/01/2035	98,130
640,000	Boston, MA Industrial Devel. Financing Authority (Harbor Electric Energy)	7.375	05/15/2015	643,110
50,000	Bourne, MA GO1	5.100	05/15/2016	50,200
20,000	Dudley, MA GO1	5.600	05/01/2020	20,048
25,000	Dudley, MA GO1	5.500	05/01/2017	25,109
5,000	Fall River, MA GO1	5.250	02/01/2019	5,020
95,000	Hanson, MA GO1	4.500	04/15/2022	96,069
355,000	MA Bay Transportation Authority[1]	6.200	03/01/2016	371,152
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000	10/01/2040	256,330
1,000,000	MA Devel. Finance Agency (Cambridge Friends School)[1]	5.750	09/01/2018	1,001,200
325,000	MA Devel. Finance Agency (Curry College)[1]	5.375	03/01/2019	325,845
275,000	MA Devel. Finance Agency (Curry College)[1]	5.500	03/01/2029	275,731
910,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2019	910,046
1,140,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	1,140,011
800,000	MA Devel. Finance Agency (Emerson College)[1]	5.500	01/01/2030	829,744
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	229,467
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000	01/01/2024	19,456
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000	07/01/2042	540,825
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.500	06/01/2029	—
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.875	06/01/2044	—
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625	10/01/2024	30,266
1,000,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	1,026,990
1,418,083	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2046	1,104,063
374,433	MA Devel. Finance Agency (Linden Ponds)	(0.179)[2]	11/15/2056	1,831
75,280	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	52,219
415,000	MA Devel. Finance Agency (Loomis Communities)	6.000	01/01/2033	403,106
400,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125	02/01/2034	397,748
415,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125	08/01/2028	415,108
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000	07/01/2041	508,125
650,000	MA Devel. Finance Agency (Northeastern University)	5.000	10/01/2029	685,269
750,000	MA Devel. Finance Agency (Olin College)	5.000	11/01/2038	756,330
400,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	337,112
585,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	530,127
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2041	1,024,490

1	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (continued)
$20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500%	09/01/2027	$19,631
20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)	5.100	09/01/2018	20,079
550,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	470,398
500,000	MA Devel. Finance Agency (Southcoast Health System)	5.000	07/01/2027	534,915
205,000	MA Devel. Finance Agency (Symmes Life Care)[1]	5.000	03/01/2035	198,864
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250	01/01/2032	1,147,730
405,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	429,531
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	798,270
515,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	501,327
10,000	MA Devel. Finance Agency (Williston Northampton School)[1]	5.000	10/01/2037	9,532
60,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500	09/01/2022	60,026
220,000	MA Educational Financing Authority, Series A1	4.600	01/01/2022	223,164
3,790,000	MA Educational Financing Authority, Series H3	6.350	01/01/2030	3,988,470
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	530,240
160,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	160,133
1,090,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	1,198,117
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	507,335
500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	499,710
430,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	430,327
125,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	102,878
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,250,878
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	22,217
325,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2018	325,868
25,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	25,030
250,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2014	250,905
85,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	83,633
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	149,422
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	48,558
750,000	MA H&EFA (Lowell General Hospital)[1]	5.125	07/01/2035	725,340
610,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	666,480
120,000	MA H&EFA (Simmons College)[1]	5.125	10/01/2028	120,064
5,000	MA H&EFA (Simmons College)[1]	5.000	10/01/2019	5,010
90,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2029	99,072
295,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	321,757
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	525,715
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	545,010
25,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2018	25,054
515,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	514,995

2	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Massachusetts (continued)
$1,530,000	MA HFA (Rental Hsg.)[1]	5.050%		07/01/2018	$1,552,017
40,000	MA HFA (Single Family Hsg.)[1]	5.000		12/01/2037	39,071
105,000	MA HFA (Single Family Hsg.)[1]	4.875	[4]	12/01/2038	101,828
95,000	MA HFA, Series A1	5.100		12/01/2027	95,448
15,000	MA HFA, Series A1	5.250		07/01/2025	15,010
25,000	MA HFA, Series A1	5.000		12/01/2028	25,099
75,000	MA HFA, Series A1	5.200		12/01/2033	75,212
500,000	MA HFA, Series A1	5.100		12/01/2030	504,910
35,000	MA HFA, Series A1	5.200		12/01/2037	34,481
750,000	MA HFA, Series B1	5.250		12/01/2030	756,060
295,000	MA HFA, Series B1	5.500		06/01/2041	298,319
480,000	MA HFA, Series C1	5.300		12/01/2037	477,398
500,000	MA HFA, Series C1	5.000		12/01/2030	501,610
20,000	MA HFA, Series C1	5.125		12/01/2039	20,107
50,000	MA HFA, Series E1	5.200		12/01/2034	49,935
750,000	MA HFA, Series E1	5.000		12/01/2043	752,205
245,000	MA HFA, Series F1	5.700		06/01/2040	249,393
15,000	MA HFA, Series P1	5.200		12/01/2045	14,479
30,000	MA HFA, Series P1	5.100		12/01/2033	29,813
10,000	MA HFA, Series P1	5.000		12/01/2023	10,003
1,600,000	MA HFA, Series Q1	5.050		12/01/2023	1,608,496
15,000	MA Industrial Finance Agency (Berkshire Retirement Community)	6.625		07/01/2016	15,047
190,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800		09/01/2028	183,261
130,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)[1]	6.500		08/01/2037	130,166
490,000	MA Industrial Finance Agency (Shed)[1]	7.250		09/01/2017	467,573
250,000	MA Port Authority (Bosfuel Corp.)[1]	5.000		07/01/2038	242,110
30,000	MA Port Authority (Delta Air Lines)[1]	5.200		01/01/2020	29,621
120,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2021	116,214
1,130,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	1,033,769
380,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	380,646
1,810,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	1,810,543
830,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	830,282
500,000	MA Port Authority Facilities[1]	5.125		07/01/2041	504,180
675,000	MA Port Authority Facilities	5.000		07/01/2037	679,178
25,000	MA Water Pollution Abatement Trust[1]	5.125		02/01/2031	25,068
10,000	MA Water Pollution Abatement Trust	5.250		08/01/2014	10,044
10,000	MA Water Pollution Abatement Trust[1]	5.000		08/01/2032	10,026
10,000	MA Water Pollution Abatement Trust[1]	5.500		08/01/2030	10,031
20,000	MA Water Pollution Abatement Trust[1]	4.750		02/01/2017	20,031
65,000	MA Water Pollution Abatement Trust	4.750		02/01/2026	65,100
200,000	MA Water Pollution Abatement Trust[1]	5.250		08/01/2033	200,554
125,000	Martha’s Vineyard, MA Land Bank[1]	5.000		05/01/2032	125,317
25,000	Martha’s Vineyard, MA Regional High School District No. 100	5.000		12/15/2014	25,103
500,000	Monson, MA GO1	5.000		11/01/2016	506,945
5,000	Tauton, MA GO1	5.000		03/01/2019	5,018

3	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Massachusetts (continued)
$185,000	Wareham, MA Fire District[1]	5.250%		07/15/2016	$185,751
75,000	Wareham, MA Fire District	5.150		07/15/2014	75,314
195,000	Wareham, MA Fire District[1]	5.300		07/15/2018	195,417
195,000	Wareham, MA Fire District[1]	5.300		07/15/2019	195,367
100,000	Wenham, MA GO1	5.000		06/01/2020	100,248
15,000	Worcester, MA GO	5.500		08/15/2016	15,063

					48,085,708
U.S. Possessions—37.1%
400,000	Guam GO1	6.750		11/15/2029	414,728
500,000	Guam Government Business Privilege[1]	5.250		01/01/2036	502,270
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	251,280
750,000	Guam International Airport Authority	6.000		10/01/2034	785,280
125,000	Guam Power Authority, Series A	5.000		10/01/2030	127,836
125,000	Guam Power Authority, Series A	5.000		10/01/2023	138,251
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[2]	06/01/2057	16,780
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	752,120
530,000	Puerto Rico (American Airlines ) Escrow	6.450		12/01/2025	285,367
1,145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,056,812
2,775,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,279,801
1,010,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	855,753
36,430,000	Puerto Rico Children’s Trust Fund (TASC)	6.725	[2]	05/15/2050	2,025,144
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	503,230
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	297,360
1,500,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,022,295
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	554,783
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	338,260
750,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	479,828
250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	177,685
35,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	33,854
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,057,841
705,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	492,908
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	68,620
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	66,340
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	72,349
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	66,582
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,233,049
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	397,970
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	753,840
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[2]	08/01/2034	154,440
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	784,830
1,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	1,165,620
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	373,670
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	402,245
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	702,790

4	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (continued)
$500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000%	10/01/2029	$495,660
315,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	306,895
500,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	390,280

				21,884,646

Total Investments, at Value (Cost $77,989,167)—118.5%				69,970,354
Liabilities in Excess of Other Assets—(18.5)				(10,912,975)

Net Assets—100.0%				$59,057,379

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Zero coupon bond reflects effective yield on the date of purchase.
3.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
4.	Represents the current interest rate for a variable or increasing rate security.
5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
VOA	Volunteers of America

5	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly

6	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities

7	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $3,175,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2013, municipal bond holdings with a value of $3,988,470 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $3,175,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$720,000	MA Educational Financing Authority ROLs[3]	31.175%	1/1/30	$813,470

8	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $3,175,000 as of December 31, 2013.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

9	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

10	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

11	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$48,085,708	$—	$48,085,708
U.S. Possessions	—	21,884,646	—	21,884,646

Total Assets	$—	$69,970,354	$—	$69,970,354

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$74,998,878 [1]

Gross unrealized appreciation	$1,251,651
Gross unrealized depreciation	(9,270,464)

Net unrealized depreciation	$(8,018,813)

1.	The Federal tax cost of securities does not include cost of $2,990,289, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

12	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014